                          MARTIN CURRIE BUSINESS TRUST
                                    EMEA FUND








                                  ANNUAL REPORT

                                 APRIL 30, 2000

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2000

OBJECTIVE         Capital appreciation through investment primarily in equity securities of issuers located in the emerging markets and developing economies in Central and Eastern Europe, the Middle
                  East and Africa.

LAUNCH DATE       June 25, 1997

FUND SIZE         $107.2m

PERFORMANCE       Total return from May 1, 1999 through April 30, 2000

                  -  MCBT - EMEA Fund (excluding all transaction fees)      +27.4%
                  -  Morgan Stanley Capital International - EMEA            +29.8%

                  Annualized total return from June 25, 1997 through April 30, 1999

                  -  MCBT - EMEA Fund (excluding all transaction fees)       +6.0%
                  -  MCBT - EMEA Fund (including all transaction fees)       +5.1%

                  The graph below represents the annualized total return of the portfolio including all transaction fees through September 30, 1998, versus the
                  Morgan Stanley Capital International Emerging Markets Free Index from
                  July 1, 1997 through April 30, 2000.

                  -  MCBT - EMEA Fund (excluding all transaction fees)       +5.8%
                  -  MCBT - EMEA Fund (including all transaction fees)       +4.9%
                  -  Morgan Stanley Capital International - EMEA             +5.0%

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                         7/1/97(a)     4/30/98     4/30/99     4/30/00
MCBT EMEA Fund          $10,000        $10,774      $8,983     $11,447
MSCI EMEA Index         $10,000        $11,061      $8,847     $11,481

(a) Performance for the benchmark is not available from June 25, 1997 (commencement of investment operations). For that reason, performance is shown from July 1, 1997.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which prior to October 1, 1998, reflects a transaction fee of 125 basis points on purchase and 125 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2000

PORTFOLIO         Over the twelve months to April 30, 2000, the fund rose by
COMMENTS          27.4%. By comparison, the MSCI EMEA index rose by 29.8%. In the second half of the financial year, the fund recovered almost all of its underperformance from the first six months.

                  Turkey (+144% over 12 months) was the best performer. As we had hoped, investors are gaining confidence in the government's commitment to inflation and budget targets. At 30%, treasury bill yields are a quarter of their peak last year. Two stocks - glass producer SISE CAM (+408%) and consumer electronics company VESTEL (+214%) - added 5.4% to total fund performance during the year.

                  Israel was up 54% over the year. Technology stocks such as ORBOTECH (+170%) enjoyed a long overdue re-rating. At the same time, thanks to negligible inflation and strong exports and against the global trend, interest rates fell. Conversely, the speculative bubble in Greece, where we are underweight, deflated. The market fell 28% over six months to finish the financial year down 6%.

                  We did not take full benefit from the 123% rebound in Russia since October. The market had fallen precipitously ahead of Duma and presidential elections. But massive current account surpluses compensated for the continuing flight of Russian capital, and signs of economic growth helped to restore some confidence.

                  Returns from South Africa disappointed again (+1.8% over 12 months). After a bullish start to 2000, global investors began moving out of mining stocks and resource linked currencies. The crisis in Zimbabwe further depressed sentiment towards and within South Africa. The sliding rand and sticky inflation brought rate cuts to a halt.

                  OUTLOOK

                  We think outperformance will come from those markets which are insulated best from rising US interest rates and increased volatility in global share prices. Accelerating exports and low inflation should allow Israel's risk premium to contract. Gyrations on Nasdaq have left high growth technology stocks, such as NICE SYSTEMS and TECNOMATIX, at subdued valuations. Low levels of foreign ownership mean that Russia too can follow its own course. Convergence between telecom valuations in central and western Europe offers potential (eg OTE in Greece).

                  We believe that much of the good news is now priced into Turkish equities. South Africa's current account and fiscal performance argue for a re-rating, but the market lacks both a catalyst to rekindle foreign confidence and sufficient domestic institutional cash flow.

INVESTMENT        Assisted by Dariusz Sliwinski, Chris Butler manages the fund.
MANAGER PROFILE

                  Chris graduated from Edinburgh University in 1989, with a degree in French and European history. He joined Martin Currie' s continental European team in 1989 and moved to the UK investment team in 1991. Chris was appointed investment manager in 1993, became asset controller in the emerging markets team in 1995 and was promoted to assistant director in 1997. In 1999 he was appointed director responsible for Emerging Europe, Middle East and Africa. He is a member of the Institute of Investment Management and Research.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2000

ASSET ALLOCATION
(% of net assets)

                                  [PIE CHART]

LARGEST HOLDINGS
BY REGION/COUNTRY                                                                % OF NET ASSETS

                   AFRICA

                   Softline                                 (South Africa)              4.0
                   Sasol Limited                            (South Africa)              2.5
                   Standard Bank Investment Corporation     (South Africa)              2.4

                   EUROPE

                   Lukoil, ADR                              (Russia)                    4.1
                   Ceske Radiokomunikace                    (Czech Republic)            3.8
                   Vestel                                   (Turkey)                    3.7
                   Turkiye Garanti Banksai AS               (Turkey)                    3.5
                   Telekomunikacja Polska SA                (Poland)                    3.0
                   Elektrim Spolka Akcyjna SA               (Poland)                    2.7

                   MIDDLE EAST

                   Near East Opportunities Fund             (Investment Company)        4.5

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

                                                                                            SHARES                 VALUE
                                                                                            ------                 -----
COMMON STOCKS - 94.3%
AFRICA - 24.4%
     KENYA - 0.1%
       KENYA COMMERCIAL BANK #                                                             250,738      $          88,950
                                                                                                        -----------------
         TOTAL KENYA - (COST $289,077)                                                                             88,950
                                                                                                        -----------------

     SOUTH AFRICA - 24.3%
       ANGLO AMERICAN CORPORATION                                                           49,658              2,104,817
       BARLOW LIMITED                                                                      380,000              2,381,830
       COMPAREX HOLDING COMPANY                                                            610,000                913,133
       DE BEERS                                                                            105,000              2,152,496
       GENBEL SECURITIES LIMITED                                                           350,000              1,703,414
       LIBERTY LIFE ASSOCIATION OF SOUTH AFRICA                                            114,000              1,067,620
       MGX HOLDINGS LIMITED *                                                              525,000              1,854,399
         PRIMEDIA LIMITED                                                                1,050,000              1,285,304
       SAPPI LIMITED                                                                       240,000              1,681,292
       SASOL LIMITED                                                                       462,000              2,711,835
       SOFTLINE LIMITED *                                                                4,200,000              4,317,381
       SOUTH AFRICAN BREWERIES LIMITED                                                     176,000              1,297,839
       STANDARD BANK INVESTMENT CORPORATION                                                700,000              2,580,931
                                                                                                        -----------------
         TOTAL SOUTH AFRICA - (COST $33,959,288)                                                               26,052,291
                                                                                                        -----------------

TOTAL AFRICA - (COST  $34,248,365)                                                                             26,141,241
                                                                                                        -----------------

EUROPE - 46.8%
     CROATIA - 1.8%
       PLIVA D.D., GDR                                                                     152,500              1,913,875
                                                                                                        -----------------
         TOTAL CROATIA - (COST $2,486,163)                                                                      1,913,875
                                                                                                        -----------------

     CZECH REPUBLIC - 3.8%
       CESKE RADIOKOMUNIKACE *                                                              89,860              4,072,905
                                                                                                        -----------------
         TOTAL CZECH REPUBLIC - (COST $3,141,258)                                                               4,072,905
                                                                                                        -----------------

     GREECE - 5.0%
       BERENBERG HELLAS OLYMPIA FUND                                                         4,177                436,235
       HELLENIC TELECOMMUNICATION ORGANIZATION SA (OTE)                                    112,100              2,523,560
       STET HELLAS TELECOMMUNICATIONS SA, ADR *                                            107,000              2,447,625
                                                                                                        -----------------
         TOTAL GREECE - (COST $5,045,385)                                                                       5,407,420
                                                                                                        -----------------

     HUNGARY - 6.4%
       BORSODCHEM RT. 144A, GDR                                                             40,000              1,474,000
       MATAV RT., ADR                                                                       67,600              2,353,325
       OTP BANK RT., GDR                                                                    32,300              1,436,542
       SYNERGON INFORMATION SYSTEMS                                                        153,797              1,638,670
                                                                                                        -----------------
         TOTAL HUNGARY - (COST $6,469,254)                                                                      6,902,537
                                                                                                        -----------------

See notes to financial statements
                                       4

                                                                  MCBT EMEA FUND
 -------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

                                                                                            SHARES                 VALUE
                                                                                            ------                 -----
     POLAND - 7.9%
       ELEKTRIM SPOLKA AKCYJNA SA *                                                        235,000      $       2,944,072
       NETIA HOLDINGS SA, ADR *                                                             49,000              1,350,562
       POWSZECHNY BANK KREDYTOWY SA 144A,  GDR                                              43,000                964,275
       TELEKOMUNIKACJA POLSKA SA 144A, GDR *                                               418,000              3,208,150
                                                                                                        -----------------
         TOTAL POLAND - (COST $7,428,635)                                                                       8,467,059
                                                                                                        -----------------

     RUSSIA - 6.5%
       AO MOSENERGO, ADR                                                                   350,000              2,143,750
       BRUNSWICK RUSSIAN GROWTH FUND *                                                       2,465                426,434
       OAO LUKOIL HOLDING, ADR                                                              73,000              4,380,000
                                                                                                        -----------------
         TOTAL RUSSIA - (COST $5,210,670)                                                                       6,950,184
                                                                                                        -----------------

     TURKEY - 15.4%
       HURRIYET GAZETECILIK VE MATBAACILIK AS                                          119,317,000              3,024,685
       TURKIYE GARANTI BANKASI AS                                                      225,510,000              3,798,824
       VESTEL ELEKTRONIK SANAYI VE TICARET AS *                                         10,537,000              3,963,611
       YAPI VE KREDI BANKASI AS                                                        100,370,000              3,200,993
       YAZICILAR AS *                                                                   26,465,000              2,553,701
                                                                                                        -----------------
         TOTAL TURKEY - (COST $11,449,738)                                                                     16,541,814
                                                                                                        -----------------
TOTAL EUROPE - (COST  $41,231,103)                                                                             50,255,794
                                                                                                        -----------------

MIDDLE EAST - 23.1%
     EGYPT - 4.7%
       AL-AHRAM BEVERAGES COMPANY SAE, GDR *                                                77,000              1,360,975
       COMMERCIAL INTERNATIONAL BANK                                                       125,000              1,345,944
       EASTERN COMPANY FOR TOBACCO & CIGARETTES                                             28,500                687,566
       EFG HERMES HOLDING SAE 144A, GDR                                                    355,455              1,412,934
       INTERNATIONAL FOODS COMPANY *, #                                                     14,800                174,219
       THE EGYPT FUND                                                                        8,912                106,944
                                                                                                        -----------------
         TOTAL EGYPT - (COST $4,695,108)                                                                        5,088,582
                                                                                                        -----------------

     ISRAEL - 13.8%
       BANK HAPOALIM LIMITED                                                               644,000              1,978,056
       BANK LEUMI LE-ISRAEL                                                                700,000              1,521,155
       ECI TELECOMMUNICATIONS                                                               42,500              1,182,031
       IDB DEVELOPMENT CORPORATION LIMITED                                                  58,417              2,206,352
       NICE-SYSTEMS LIMITED, ADR *                                                          53,600              3,507,450
       ORBOTECH LIMITED *                                                                   37,500              3,196,875
       SAPIENS INTERNATIONAL CORPORATION NV *                                              147,000              1,166,813
                                                                                                        -----------------
         TOTAL ISRAEL - (COST $12,813,041)                                                                     14,758,732
                                                                                                        -----------------

See notes to financial statements
                                       5

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

                                                                                            SHARES                 VALUE
                                                                                            ------                 -----
     INVESTMENT COMPANIES - 4.6%
       NEAR EAST OPPORTUNITIES FUND (a)                                                    260,000      $       4,869,800
                                                                                                        -----------------
         TOTAL INVESTMENT COMPANIES - (COST $4,139,700)                                                         4,869,800
                                                                                                        -----------------

TOTAL MIDDLE EAST - (COST  $21,647,849)                                                                        24,717,114
                                                                                                        -----------------

TOTAL COMMON STOCKS - (COST $97,127,317) +                                                                    101,114,149
                                                                                                        -----------------

                                                                                         PRINCIPAL
                                                                                            AMOUNT
SHORT TERM INVESTMENT - 6.1%
       STATE STREET BANK AND TRUST COMPANY, 5.250%, 05/01/2000 (b)                    $  6,527,000              6,527,000
                                                                                                        -----------------

TOTAL SHORT TERM INVESTMENT - (COST  $6,527,000)                                                                6,527,000
                                                                                                        -----------------

TOTAL INVESTMENTS - (COST  $103,654,317) - 100.4%                                                             107,641,149
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - (0.4)%                                                    (392,998)
                                                                                                        -----------------

NET ASSETS - 100.0%                                                                                     $     107,248,151
                                                                                                        =================

# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
*      Non-income producing security.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie Inc., provides investment management services to the Near East Opportunities Fund. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(b) The repurchase agreement, dated 4/28/2000, $6,527,000 par due 5/1/2000, is collateralized by United States Treasury Bonds, 12.000%, due 8/15/2013 with a market value of $6,657,787.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
       Banks 15.8%, Brewery 2.5%, Broadcasting 5.0%, Building & Construction 2.2%, Chemicals 1.4%, Computer Services 7.5%, Conglomerates 2.0%, Diversified 6.2%, Drugs & Health Care 1.8%, Electric Utilities 2.0%, Electrical Equipment 2.7%, Electronics 6.7%, Financial Services 2.9%, Food & Beverages 0.2%, Insurance 1.0%, Investment Companies 5.4%, Mining 2.0%, Newspapers 2.8%, Oil & Gas 6.6%, Paper 1.6%, Telecommunications 15.4%, Tobacco 0.6%.

ADR    American Depositary Receipts.
GDR    Global Depositary Receipts.

See notes to financial statements
                                       6

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  APRIL 30, 2000

ASSETS

    Investments in securities, at value (cost $97,127,317) (Note B)                                     $     101,114,149

    Investments in repurchase agreements, at value (Note B)                                                     6,527,000
                                                                                                        -----------------

       Total Investments                                                                                      107,641,149

    Cash                                                                                                           62,374

    Foreign currency, at value (cost $127,218) (Note B)                                                           127,031

    Dividend and interest receivable                                                                              209,194
                                                                                                        -----------------
       TOTAL ASSETS                                                                                           108,039,748
                                                                                                        -----------------
LIABILITIES

    Payable for investments purchased                                                                             306,745

    Management fee payable (Note C)                                                                               413,907

    Administration fee payable (Note C)                                                                             6,763

    Trustees fees payable (Note C)                                                                                    394

    Accrued expenses and other liabilities                                                                         63,788
                                                                                                        -----------------
       TOTAL LIABILITIES                                                                                          791,597
                                                                                                        -----------------
TOTAL NET ASSETS                                                                                        $     107,248,151
                                                                                                        =================

COMPOSITION OF NET ASSETS:

    Paid-in-capital                                                                                     $      94,368,813

    Undistributed net investment loss                                                                            (834,877)

    Accumulated net realized gain on investment and foreign currency transactions                               9,724,344

    Net unrealized appreciation on investment and foreign currency transactions                                 3,989,871
                                                                                                        -----------------

TOTAL NET ASSETS                                                                                        $     107,248,151
                                                                                                        =================

NET ASSET VALUE PER SHARE                                                                               $           10.75
($107,248,151 / 9,979,698 shares of beneficial interest outstanding)                                    =================

See notes to financial statements

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
                                                       YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME

    Interest income                                                                                     $         235,266

    Dividend income                                                                                             1,379,350

    Foreign taxes withheld                                                                                        (57,896)
                                                                                                        -----------------
       TOTAL INVESTMENT INCOME                                                                                  1,556,720
                                                                                                        -----------------
EXPENSES

    Management fee (Note C)                                                                                     1,211,447

    Custodian fee                                                                                                 179,019

    Administration fee (Note C)                                                                                    71,101

    Audit fee                                                                                                      23,863

    Legal fees                                                                                                      5,547

    Transfer agent fee                                                                                              4,892

    Trustees fees (Note C)                                                                                            789
                                                                                                        -----------------
    Miscellaneous expenses                                                                                          8,870
                                                                                                        -----------------
       TOTAL EXPENSES                                                                                           1,505,528
                                                                                                        -----------------
NET INVESTMENT INCOME                                                                                              51,192

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

    Net realized gain on investments                                                                           18,565,358

    Net realized loss on foreign currency transactions                                                           (306,531)

    Net unrealized appreciation on:

       Investments                                                                                              2,076,939

       Foreign currency transactions                                                                               24,040
                                                                                                        -----------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                      20,359,806
                                                                                                        -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                              $      20,410,998
                                                                                                        =================

See notes to financial statements
                                       8

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year                Year
                                                                                            Ended               Ended
                                                                                       April 30, 2000      April 30, 1999
                                                                                      -----------------   ----------------
NET ASSETS at beginning of period                                                     $      29,149,329   $     78,938,181
                                                                                      -----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

    Net investment income                                                                        51,192            431,300

    Net realized gain (loss) on investment transactions                                      18,565,358         (8,264,440)

    Net realized loss on foreign currency transactions                                         (306,531)          (372,629)

    Net unrealized appreciation (depreciation) on:

       Investments                                                                            2,076,939         (2,430,849)

       Foreign currency transactions                                                             24,040              3,157
                                                                                      -----------------   ----------------

    Net increase (decrease) in net assets from operations                                    20,410,998        (10,633,461)
                                                                                      -----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                                                                             0           (587,624)

    In excess of net investment income                                                                0           (241,285)

    Net realized gains                                                                         (522,471)        (1,950,436)
                                                                                      ------------------  ----------------

    Total distributions                                                                        (522,471)        (2,779,345)
                                                                                      -----------------   ----------------

CAPITAL SHARE TRANSACTIONS:

    Net proceeds from sales of shares                                                        63,382,001          1,691,242

    Reinvestment of dividends and distributions to shareholders                                 518,812          2,754,167

    Cost of shares repurchased                                                               (5,690,518)       (41,098,987)

    Paid in capital from subscription and redemption fees                                             0            277,532
                                                                                      -----------------   ----------------

    Total increase (decrease) in net assets from capital share transactions                  58,210,295        (36,376,046)
                                                                                      -----------------   ----------------

NET INCREASE (DECREASE) IN NET ASSETS                                                        78,098,822        (49,788,852)
                                                                                      -----------------   ----------------

NET ASSETS at end of period (includes undistributed net investment                    $     107,248,151   $     29,149,329
    losses of $(834,877) and $(58,942) respectively)                                  =================   ================


OTHER INFORMATION:

CAPITAL SHARE TRANSACTIONS:

    Shares sold                                                                               7,089,140            220,107

    Shares issued in reinvestment of distributions to shareholders                               45,831            375,739

    Less shares repurchased                                                                    (593,481)        (4,430,285)
                                                                                      -----------------   ----------------

    Net share transactions                                                                    6,541,490         (3,834,439)
                                                                                      =================   ================

See notes to financial statements.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                                     Year(4)              Year          June 25, 1997*
                                                                      Ended               Ended             through
                                                                 April 30, 2000      April 30, 1999     April 30, 1998
                                                                 --------------     ---------------     --------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $        8.480      $       10.850     $       10.000
                                                                 --------------      --------------     --------------

Net investment income                                                     0.006               0.119              0.041

Net realized and unrealized gain (loss) on investment
     and foreign currency transactions                                    2.319              (2.041)             0.887
                                                                 --------------      --------------     --------------

Total from investment operations                                          2.325              (1.922)             0.928
                                                                 --------------      --------------     --------------

Less distributions:

     Net investment income                                                0.000              (0.112)            (0.020)

     In excess of net investment income                                   0.000              (0.046)              0.00

     Net realized gains                                                  (0.055)             (0.371)            (0.175)
                                                                 --------------      --------------     --------------

Total distributions                                                      (0.055)             (0.529)            (0.195)
                                                                 --------------      --------------     --------------

Paid in capital from subscription and
        redemption fees (Note B)                                          0.000               0.081              0.117
                                                                 --------------      --------------     --------------

Net asset value, end of period                                   $       10.750      $        8.480     $       10.850
                                                                 ==============      ==============     ==============

TOTAL INVESTMENT RETURN (1) (2)                                           27.44%            (16.20)%             10.71%
-----------------------                                          ==============      ==============     ==============

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                                        $  107,248,151         $29,149,329        $78,938,181

Operating expenses, net, to average net assets (Note C)                   1.79%               2.13%              1.93%(3)

Operating expenses, gross, to average net assets (Note C)                 1.79%               2.13%              1.93%(3)

Net investment income to average net assets                               0.06%               0.95%              0.84%(3)

Portfolio turnover rate                                                    109%                117%                81%

---------------------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.


See notes to financial statements.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers five funds which have differing investment objectives and policies: Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Asia Pacific Ex Japan Fund (formerly "Emerging Asia Fund") and EMEA Fund, (the "Funds"). The MCBT EMEA Fund (the "Fund") commenced investment operations on June 25, 1997. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to additional risks if the counterparties to the contracts are unable to meet the term of their contracts. There were no open forward foreign currency contracts at April 30, 2000.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through September 30 1998, there was a purchase premium for cash investments into the Fund of 1.25% of the amount invested and a redemption fee on cash redemptions of 1.25% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and are recorded as paid-in-capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees could be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. Effective October 1, 1998, the Fund eliminated all such fees.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)

INCOME TAXES (CONTINUED) - The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.50% of the Fund's average net assets.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended April 30, 2000 were $135,772,273 and $84,316,128, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2000 were as follows:

  IDENTIFIED                    GROSS UNREALIZED                  NET UNREALIZED
     COST                 APPRECIATION    (DEPRECIATION)           APPRECIATION
 ------------             ------------    --------------           ------------
 $104,984,828             $15,375,348     $(12,719,027)            $2,656,321

NOTE E - PRINCIPAL SHAREHOLDERS
As of April 30, 2000, there were three shareholders who owned greater than 10% of the Fund's outstanding shares, representing 75% of the Fund.

NOTE F - CONCENTRATION OF RISK
The Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange) in emerging markets. Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

                                                                  MCBT EMEA FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)

CONCENTRATION OF RISK (CONTINUED) - The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

--------------------------------------------------------------------------------

ADDITIONAL FEDERAL TAX INFORMATION - (UNAUDITED)
The Fund intends to make an election under Internal Revenue Code 853 to pass through foreign taxes paid by the Fund to its shareholders. During the year ended April 30, 2000, the total amount of foreign taxes that will be passed through to the shareholders and the foreign source income for information reporting purposes will be $57,896 (of the total $57,896 taxes withheld) and $1,118,305, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Trustees and Shareholders of the
Martin Currie Business Trust - EMEA Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the EMEA Fund (the "Fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2000

                          MARTIN CURRIE BUSINESS TRUST


                              --------------------


                              TRUSTEES AND OFFICERS

                   C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                         J. Grant Wilson, VICE PRESIDENT
                          Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE

                              --------------------


                               INVESTMENT MANAGER

                               Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                                    Scotland
                               011-44-131-229-5252

                                Regulated by IMRO

                   Registered Investment Adviser with the SEC
                             --------------------


--------------------------------------------------------------------------------
   The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.
--------------------------------------------------------------------------------